Summary Prospectus
FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
March 1, 2019	Ticker: TLDH	Stock Exchange: NYSE Arca
Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.flexshares.com/prospectus. You can also get this information at no cost by calling 1-855-FLEXETF (1-855-353-9383) or by sending an e-mail request to info@flexshares.com. The Fund’s complete Prospectus and Statement of Additional Information, both dated March 1, 2019, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the FlexShares® Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from FlexShares® Trust or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FlexShares® Trust’s website (www.flexshares.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the FlexShares® Trust electronically at any time by contacting your financial intermediary. You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the FlexShares® Trust you hold in your account at the financial intermediary. You must provide separate instructions to each of your financial intermediaries.
Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar®Developed Markets ex-US Factor Tilt Hedged IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following other expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.00% (2)
Acquired Fund Fees and Expenses(3)	0.39%
Total Annual Fund Operating Expenses(1)	0.83%
Expense Reimbursement(4)	-0.39%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.44%
(1)	“Other expenses”, “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Expense
Reimbursement” have been restated to reflect current expenses. “Other expenses” include fees and expenses of the independent trustees and their independent legal counsel.
(2)	Amount is less than 0.005%.
(3)	“Acquired Fund Fees and Expenses” reflect the Fund's pro rata share of the fees and expenses incurred by investing in the Underlying Fund (as defined below). The impact of Acquired Fund Fees and Expenses will be included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's net asset value per share (“NAV”).
(4)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse certain expenses of the Trust’s independent trustees until March 1, 2020. NTI also has contractually agreed until March 1, 2020 to waive Management Fees or reimburse certain expenses in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund (as defined below). The Fund’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Fund and its shareholders. “Expense Reimbursement” has been restated to reflect current expenses and contractual expense reimbursement arrangements.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 45
3 Years	$226
5 Years	$422
10 Years	$989

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FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index reflects the performance of a selection of equity securities designed to provide broad exposure to the global developed equities markets, excluding the U.S., with (i) increased exposure (or a “tilt”) to small-capitalization stocks and value stocks and (ii) currency risk of the securities included in the Index hedged against the U.S. dollar on a monthly basis. Small-capitalization and value stocks in the Underlying Index are weighted slightly more than such stocks would be in an index that is solely market-capitalization weighted, all as determined by Morningstar, Inc. (the “Index Provider”) pursuant to its index methodology. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies. The Underlying Index is governed by published, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions and is reconstituted on a semi-annual basis and is rebalanced quarterly. As of December 31, 2018, the Underlying Index was comprised of 3,434 issues with market capitalizations ranging from $48.7 million to $247.9 billion. As of December 31, 2018, the top five countries (by weighting) represented in the Underlying Index were Japan (28.1%), Great Britain (16.8%), Canada (8.6%), France (7.4%), and Denmark (6.5%). The composition of the Underlying Index will change over time.
Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in the FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (an “Underlying Fund”). The Fund may also invest directly in the securities included in the Underlying Index.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
NTI uses a representative sampling strategy to manage the Fund and the Underlying Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund or the Underlying Fund may or may not hold all of the securities that are included in its respective underlying index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index (including indirect investments through the Underlying Fund) and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, and foreign currency forward contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
Components of the Underlying Index include equity securities and foreign currency forward contracts (both deliverable and non-deliverable) designed to hedge against non-U.S. currency fluctuations. The notional exposure to foreign currency forward contracts (deliverable and non-deliverable) generally will be a short position that hedges the currency risk of the equity portfolio. The Underlying Index uses a methodology that sells forward the total value of the non-U.S. dollar denominated securities included in the Underlying Index at a one-month forward rate to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. The hedge is reset on a monthly basis. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the component currencies are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the component currencies are rising relative to the U.S. dollar.
In order to replicate the “hedging” component of the Underlying Index, the Fund intends to enter into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. A foreign currency forward contract is a contract between two parties to buy or sell a specified amount of a specific currency in the

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FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

future at an agreed upon exchange rate. The Fund’s exposure to foreign currency forward contracts is based on the aggregate exposure of the Fund to the component currencies. While this exposure is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the component currencies. The return of the foreign currency forward contracts may not perfectly offset the actual fluctuations between the component currencies and the U.S. dollar.
The Fund may use non-deliverable foreign currency forward contracts (“NDFs”) to execute its hedging transactions. A non-deliverable foreign currency forward contract is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies, a net cash settlement will be made by one party to the other.
The Underlying Index is sponsored by the Index Provider, an organization that is independent of the Fund and NTI. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non-U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Index guaranteed.
Concentration Risk is the risk that, to the extent the Fund's or Underlying Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Currency Hedging Risk is the risk that the Fund’s hedging transactions will not be effective. The Fund enters into foreign currency forward contracts designed to offset the Fund’s currency exposure of non-U.S. dollar denominated securities included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s foreign currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Because the Fund’s currency hedge is reset on a monthly basis, currency risk can develop or increase intra-month. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of a investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. In addition, a Fund’s currency hedging activities may involve frequent trading of currency instruments, which may increase transaction costs and cause the Fund’s return to deviate from the Underlying Index.
In seeking to track the performance of the Underlying Index, the Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward contracts, which may include non-deliverable foreign currency forward contracts (“NDFs”). NDFs on currencies are often

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FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could result in the Fund being unable to structure its hedging transactions as intended. In addition, NTI may seek to limit the size of the Fund in order to attempt to reduce a situation where the Fund is unable to obtain sufficient liquidity in an underlying currency to implement its investment objective.
Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar and the Fund’s attempt to hedge currency exposure is unsuccessful, even if the market value of the Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region. As a result, investors have the potential for losses regardless of the length of time they intend to hold Fund shares.
Cyber Security and Operational Risk is the risk that the Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders.
Derivatives Risk is the risk of investing in derivative instruments, such as foreign currency forward contracts, futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. The Fund may use derivatives to hedge the currency exposure resulting from investments in foreign securities. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competitions and the availability and cost of capital funds.
Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund or Underlying Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s or Underlying Fund’s assets are significantly invested in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region. For example, in a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”), which may have a negative impact on the economy and currency of the United Kingdom, including increased volatility and illiquidity and potentially lower economic growth.
Fund of Funds Risk is the risk that, because the Fund expects to invest a substantial portion of its assets in the Underlying Fund, the Fund’s investment performance is directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests based on their market valuations. In addition, the shares of the Underlying Fund may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an exchange-traded fund’s shares) for a number of reasons. For example, supply and demand for shares of the Underlying Fund or market disruptions may cause the market price of the Underlying Fund to deviate from the value of the Underlying Fund’s investments, which may be exacerbated in less liquid markets.
An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Fund. By investing in the Underlying Fund indirectly through the

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FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

Fund, you will incur not only a proportionate share of the expenses of the Underlying Fund held by the Fund (including operating costs and investment management fees), but also expenses of the Fund. As the Fund’s allocation to the Underlying Fund changes from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
The Investment Adviser may have an incentive to take into account the effect on an Underlying Fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Fund. Although the Investment Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Japan Investment Risk is the risk of investing in securities of Japanese issuers. As of December 31, 2018, the Fund was concentrated in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.
Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in the Fund to decline. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Market Trading Risk is the risk that the Fund and the Underlying Fund face because their shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund or Underlying Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Non-Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Passive Investment Risk is the risk that the Fund and the Underlying Fund are not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Tax Risk is the risk that, because the Fund is expected to invest in the Underlying Fund, the Fund’s realized losses on sales of shares of the Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund’s investment in the Underlying Fund and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest otherwise.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund employs a representative sampling strategy, and may incur tracking error to a greater extent than a fund that seeks to replicate an index. The Underlying Fund is also subject to tracking error risk in

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FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

seeking to track the performance of its underlying index. The representative sampling strategy used by NTI may fail to produce the intended results.
Valuation Risk is the risk that the sale price the Fund or the Underlying Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s or Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Value Investing Risk is the risk that the Fund’s or Underlying Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the periods in the bar chart above:
Best Quarter (12/31/2016): 8.97%
Worst Quarter (12/31/2018): -13.13%
Average Annual Total Returns
(for the periods ended December 31, 2018)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	-12.88%	3.31%	11/9/2015
After Taxes on Distributions	-12.98%	2.56%	—
After Taxes on Distributions and Sale of Shares	-7.19%	2.55%	—
Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM*	-12.55%	3.48%	—
*	Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since inception of the Fund and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

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FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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FS00079-0319